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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



               Date of report (Date of earliest event reported):
                               February 10, 2004


             Credit Suisse First Boston Mortgage Securities Corp.

            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           333-97955              13-3320910
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(State or Other Jurisdiction        (Commission            (IRS Employer
of Incorporation)                   File Number)           Identification No.)

 11 Madison Avenue, New York, New York                        10010
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 325-2000
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         (Former Name or Former Address, if Changed Since Last Report)


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(Address of Principal Executive Offices)                    (Zip Code)


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Item 5.  Other Events.
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Attached hereto as Exhibit 99.1 are the "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Credit Suisse First Boston Corporation that are required to be filed pursuant to such letter. The ABS Term Sheet, listed as
Exhibit 99.1 hereto, are filed on Form SE dated February 10, 2004.

Item 7.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:

       Not applicable.

(b) Pro forma financial information:

       Not applicable.

(c)  Exhibits:

Exhibit No.     Description

99.1 (P) ABS Term Sheets prepared by Credit Suisse First Boston Corporation filed on Form SE dated February 10, 2004.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   February 10, 2004


                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.




                                      By: /s/ Jeffrey Altabef
                                          ---------------------------------
                                          Name:   Jeffrey Altabef
                                          Title:  Vice President


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                                 EXHIBIT INDEX

          The following exhibits are filed herewith:


Exhibit No.

99.1 (P) ABS Term Sheets prepared by Credit Suisse First Boston Corporation filed on Form SE dated February 10, 2004.


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                                 EXHIBIT 99.1
                                 ------------

                   ABS Term Sheets prepared by Credit Suisse
                  First Boston Corporation filed on Form SE